Compass Capital Funds
The Multi-Sector Mortgage Securities Portfolio III
--------------------------------------------------
Annual Report
September 30, 1996

November 1, 1996

Dear Shareholder:

We are pleased to provide the annual report to shareholders of Compass Capital Funds Multi-Sector Mortgage Securities Portfolio III for the six months ended September 30, 1996. BlackRock Financial Management, Inc. (the "Adviser"), has day-to-day investment responsibility for the Portfolio.


The Fixed Income Markets

Significant swings in the pace of U.S. economic growth influenced the performance of the fixed income markets during the year ended September 30, 1996. Throughout the fourth quarter of 1995 and through the first six weeks of 1996, weak inflationary data and sluggish retail demand spurred two reductions of short term interest rates totaling 50 basis points (0.50%) by the Federal Reserve to 5.25%. However, the economic climate was altered significantly during mid-February, as data suggesting a pick-up in growth caused market participants to consider the potential for increased inflationary pressures.

Economic growth continued to accelerate during the second quarter of 1996, as the sharp decline in interest rates throughout 1995 further stimulated spending and buoyed consumer confidence. Economic growth as measured by Gross Domestic Product (GDP) was measured at an annualized 4.7% for the quarter, which led investors to believe that the Federal Reserve would be forced to raise interest rates for the first time in over a year to curb the pace of the economy. However, the pace of economic growth has slowed during the past few months to the 2.0%-2.5% level, which is considered the non-inflationary trendline pace for the U.S. economic growth. Softer economic data and continued moderation in the broad inflation measures during the third quarter allowed the Fed to leave short-term interest rates unchanged at their August 1996 and September 1996 policy meetings.

Yields of most maturity Treasuries posted minimal net changes over the past twelve months. As an example, the yield of the 10-Year Treasury note ended October 31, 1996 at 6.34%, 32 basis points higher than the October 31, 1995 closing yield of 6.02%. However, the modest net change in yield levels masks considerable intra-year movements. After falling to a low of 5.52% in mid-January, the yield of the 10-year Treasury rose to 7.05% in July in response to stronger economic data before rallying to 6.34% at the end of the fiscal period.


Commercial Mortgage-Backed Securities Market

Investor participation in the commercial mortgage-backed securities ("CMBS") market continues to increase and drive credit spreads tighter, as investors look for higher yielding assets with strong prepayment protection. In the past year CMBS spreads have tightened dramatically with single-A and triple-B securities tightening by 30 and 55 basis points respectively. Even with this significant tightening, yields on single-A and triple-B CMBS classes remain approximately 50 basis points higher than comparably rated corporate bonds. BlackRock has positioned the portfolio with an overweighting of triple-B securities, as it is our view that the 30 basis point yield spread between single-A and triple-B CMBS represents compelling relative value and the opportunity for further credit spread tightening. Our outlook is for continued tightening of credit spreads due to increased investor participation despite increased issuance volume, which is projected to be up 17% over 1995's $18.7 billion.


Portfolio Performance

---------------------------------------------------------------------------------------------------------------------------
                    Total Returns--Period Ending                                                 Salomon BIG
                        September 30, 1996                       Portfolio                         Index
---------------------------------------------------------------------------------------------------------------------------
                              1 Month                              1.73%                           1.74%
---------------------------------------------------------------------------------------------------------------------------
                              3 Month                              2.35%                           1.86%
---------------------------------------------------------------------------------------------------------------------------
                              6 Month                              3.53%                           2.36%
---------------------------------------------------------------------------------------------------------------------------
                             12 Month                              6.45%                           4.94%
---------------------------------------------------------------------------------------------------------------------------
                         Since Inception*                         22.49%                          20.43%
---------------------------------------------------------------------------------------------------------------------------

Comparison of Change in Value of $1,000,000 Investment in the Portfolio and the Salomon Broad Investment Grade ("BIG") Index from Inception and at each Fiscal Year End.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                           Portfolio              Sal BIG
                           ---------              -------
       10/4/94            $1,000,000            $1,000,000
                          $1,003,800            $  999,000
                          $1,000,257            $  996,303
      12/31/94            $1,007,799            $1,003,875
                          $1,025,798            $1,024,655
                          $1,052,110            $1,048,632
       3/31/95            $1,060,779            $1,054,714
                          $1,074,527            $1,069,163
                          $1,117,948            $1,111,609
       6/30/95            $1,127,831            $1,119,390
                          $1,123,150            $1,117,152
                          $1,137,471            $1,129,999
       9/30/95            $1,150,677            $1,140,621
                          $1,167,258            $1,155,905
                          $1,185,479            $1,173,937
      12/31/95            $1,202,561            $1,190,138
                          $1,210,979            $1,198,231
                          $1,190,271            $1,177,861
       3/31/96            $1,183,129            $1,169,380
                          $1,182,739            $1,168,515
                          $1,182,688            $1,168,456
       6/30/96            $1,200,999            $1,183,529
                          $1,207,364            $1,186,725
                          $1,208,330            $1,186,547
       9/30/96            $1,229,234            $1,207,193


* Investment operations commenced October 4, 1994.

We appreciate your investment in the Compass Capital Funds Multi-Sector Mortgage Securities Portfolio III and look forward to continuing to serve your financial needs.

Sincerely,



Laurence D. Fink                            Ralph L. Schlosstein
Chairman                                    President
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.

Compass Capital Funds
The Multi-Sector Mortgage Securities Portfolio III
Schedule of Investments
September 30, 1996

---------------------------------------------------------------------------------------------------------------------------
                  Principal
     Rating*       Amount
   (Unaudited)      (000)                      DESCRIPTION                                       Value
---------------------------------------------------------------------------------------------------------------------------
                                 COMMERCIAL MORTGAGE-BACKED SECURITIES 99.7%
                                 Aetna Commercial Mortgage,
       AAA         $4,000               6.59%, Series 1995-C5, Class A2, 12/26/30            $3,925,349
       AA             500               6.89%, Series 1995-C5, Class C, 12/26/30                476,868
                                 Asset Securitization Corp.,
       AA           1,000               7.36%, Series 1996-D2, Class A2 2/14/29                 978,303
                                 Carolina First Bank,
       BBB          3,000               7.64%, Series 1996 C1, Class B, 03/18/27              3,030,000
                                 Carousel Center Finance, Inc.,
      BBB+          1,494               7.53%, Series 1, Class C, 10/15/07                    1,481,351
                                 CBA Mortgage Corp.,
       AAA            300 #             7.15%, Series 1993-C1, Class A2, 12/25/03               305,221
       BB           2,000               7.15%, Series 1993-C1, Class C, 12/25/03              1,680,000
                                 Central Life Assurance Co.,
       AA+          3,444               8.90%, Series 1994-1, Class A2, 11/01/20              3,587,550
                                 Chase Commercial Mortgage Securities Corp.,
       AA           2,500               7.60%, Series 1996-1, Class B, 04/18/06               2,496,730
                                 Citibank, N.A. Multifamily Mortgage,
      BBB+          3,000               8.00%, Series 1994-1, Class M1, 01/25/19              2,889,401
                                 CS First Boston Mortgage Securities Corp.,
       AA           2,500               6.16%, Series 1994-MHC1, Class B, 04/25/11            2,500,000
       AAA          2,926               6.45%, Series 1995-WF1, Class A1, 12/21/27            2,835,772
                                 FDIC Trust,
       AA           4,000               8.45%, Series 1994-C1, Class 2C, 09/25/25             4,139,375
                                 Goldman Sachs,
       AAA          2,500               7.41%, Series 1996, Class A2, 02/15/27                2,488,281
                                 J.P. Morgan, Commercial Mortgage Finance Corp.,
       BBB          2,500               7.30%, Series 1996-C2, Class D, 11/25/27              2,364,942
                                 Kidder Peabody Acceptance Corp. 1,
        A           2,500               7.00%, Series 1994-C1, Class C, 02/01/06              2,475,382
                                 LB Commercial Conduit Mortgage Trust,
       BBB          2,000               7.05%, Series 1995-C2, Class D, 09/25/25              1,876,869
                                 Lennar United States Partners, Ltd.,
        B           1,000               11.70%, Series 1995-1, Class F, 05/15/05              1,001,563
       BB           1,500               9.75%, Series 1995-1, Class E, 05/15/05               1,501,406
                                 LTC Commercial Mortgage Pass-Through Cert
        A           2,125               9.50%, Series 1994-1, Class C, 06/15/26               2,253,164
       BBB          2,000               7.97%, Series 1996, Class D, 04/15/28                 1,978,750
                                 LXP Funding Corp.,
       BBB          3,000               8.86%, Series 1995-1, Class C, 05/26/08               3,116,204
                                 Merrill Lynch Mortgage Investments, Inc., Pass-Through
        A           1,000               7.58%, Series 1995-C1, Class C, 05/25/15                997,025
       AAA          2,000               7.42%, Series 1996-C1, Class A3, 04/25/28             1,993,585
        A           2,000               7.42%, Series 1996-C1, Class C, 04/25/28              1,964,813
                                 Morgan Stanley Capital Investments, Inc., Pass-Through
       BBB          3,500               7.10%, Series 1995, Class D, 02/15/27                 3,535,000
       BBB          1,700               7.51%, Series 1996, Class D, 02/15/06                 1,568,250
                                 Mortgage Capital Funding, Inc.,
       BBB          2,000               8.52%, Series 1994-MC1, Class A5, 06/25/01            2,052,323
      BBB-          2,368               7.70%, Series 1996-MC1, Class F, 05/15/06             2,237,865
                                 Nationslink Funding Corp.,
      BBB-          2,700               7.69%, Series 1996-1, Class E, 02/20/06               2,544,750

                       See Notes to Financial Statements

Compass Capital Funds
The Multi-Sector Mortgage Securities Portfolio III
Schedule of Investments
September 30, 1996

---------------------------------------------------------------------------------------------------------------------------
                  Principal
     Rating*       Amount
   (Unaudited)      (000)                      DESCRIPTION                                       Value
---------------------------------------------------------------------------------------------------------------------------
                                 NB Commercial Mortgage Certificate,
       BB          $2,500               8.73% Series FSI, Class E, 10/20/23                  $1,955,860
                                 Nomura Asset Capital Corp.,
       BBB          1,000               7.64%,Series 1993-M1, Class A1, 11/25/03                997,324
                                 Oregon Commercial Mortgage,
        A           3,000               7.60%,Series 1995-1 Class C, 06/01/23                 2,952,188
                                 Paine Webber Mortgage Acceptance Corp.,
        A           2,000               7.30%,Series 1995 MI, Class C, 01/15/07               1,990,698
        A           2,000               6.90%,Series 1995 M2, Class C, 12/01/03               1,974,885
                                 Phoenix Real Estate Securities, Inc.,
      BBB+          3,545               8.00%,Series 1993-1, Class C 11/25/23                 3,571,588
                                 Prudential Securities Secured Financing,
                                   Pass-Through Certificates,
        A             895               7.64%,Series 1995-C1, Class C, 01/25/15                 881,575
                                 Queens Center Funding Corp.,
       BBB          2,000               7.72%,Series 1, Class B, 01/01/04                     2,000,000
                                 Resolution Trust Corp.,
       AA+            698               8.63%,Series 1992-M3, Class A2, 07/25/30                702,540
        A           1,832               7.10%,Series 1993-C2, Class D, 03/25/23               1,796,221
        A           3,000               8.00%,Series 1994-C1, Class C, 06/25/26               3,034,688
        A             597               8.00%,Series 1994-C1, Class D, 06/25/26                 596,842
        A           2,862               8.00%,Series 1994-C2, Class D, 04/25/25               2,875,982
       B+           2,500               10.63%,Series 1994-N2, Class A, 12/14/04              2,500,000
       AAA          2,000               6.90%,Series 1995-C1, Class A2C, 02/25/27             1,982,188
       BBB          3,000               6.90%,Series 1995-C1, Class D, 02/25/27               2,739,844
       AAA          2,500               6.55%,Series 1995-C2, Class A1C, 05/25/27             2,416,797
       BBB          2,859               7.00%,Series 1995-C2, Class D, 05/25/27               2,701,140
                                 Salomon Brothers Mortgage Securities,
       AA           3,000               7.13%,Series 1996-C1, Class B, 01/20/28               2,912,344
                                 Southern Pacific Securities,
       BBB          1,000               7.20% Series 1996-C1, Class D, 09/25/26                 976,719
                                 Structured Asset Securities Corp. Multi,
       BBB          3,000               7.38%,Series 1995-C1, Class D, 09/25/24               2,837,242
       AA           1,900               7.00%,Series 1995-C4, Class C, 06/25/26               1,800,844
       AAA            250               5.75%,Series 1996-CFL, Class AIB, 02/25/28              245,952
       BBB          1,970               7.75%,Series 1996-CFL, Class E, 02/25/28              1,887,628
                                 TVO Southwest,
        A           4,500               9.38%,Series 1994-MF1, Class A2, 11/18/04             4,746,990
                                 WHP Commercial Mortgage,
        A           2,000               7.76%,Series 1995-C1, Class C, 07/20/25               2,016,250
                                                                                           ------------

                                 Total Commercial Mortgage-Backed
                                   Securities (Cost $121,168,836)                           121,370,421

                                 SHORT-TERM INVESTMENTS                             0.4%
                                 Federal Home Loan Mortgage Corp. Discount Notes
                      460        5.70% Due 10/1/96 (Cost $460,000)                              460,000
                                                                                           ------------

                                 Total investments (Cost $121,628,836)            100.1%    121,830,421
                                 Other liabilities in excess of assets             -0.1%        (92,384)
                                                                                -----------------------

                                 NET ASSETS                                       100.0%   $121,738,037
                                                                                =======================

  ---------------------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.

  # Principal amount of securities  pledged as collateral of $300,000 on 265 net
    Short U.S. Treasury Note and 197 long U. S. Treasury Bond futures contracts expiring December 1996. The value of such contracts on September 30, 1996 was $68,558,781, thereby resulting in an unrealized gain of $69,844.

                        See Notes to Financial Statements

Compass Capital Funds
The Multi-Sector Mortgage Securities Portfolio III
Statement of Assets and Liabilities
September 30, 1996
--------------------------------------------------------------------------------

Assets
Investments, at value (cost $121,628,836)                           $121,830,421
Cash                                                                         370
Interest receivable                                                      740,538
Investments sold receivable                                              977,610
Other assets                                                               5,429
                                                                    ------------
                                                                     123,554,368
                                                                    ------------

Liabilities
Investments purchased payable                                            976,388
Dividends payable                                                        751,410
Accrued expenses payable                                                  81,064
Futures margin payable                                                     7,469
                                                                    ------------
                                                                       1,816,331
                                                                    ------------

Net Assets                                                          $121,738,037
                                                                    ============
Net assets were comprised of:
  Common stock, at par                                              $         12
  Paid-in capital in excess of par                                   120,565,575
  Accumulated net realized gain                                          898,357
  Net unrealized appreciation                                            274,093
                                                                    ------------
  Net assets                                                        $121,738,037
                                                                    ============

Net asset value per share                                           $   1,016.08
                                                                    ============

Total shares outstanding at September 30, 1996                           119,812
                                                                    ============

--------------------------------------------------------------------------------

                       See Notes to Financial Statements

Compass Capital Funds
The Multi-Sector Mortgage Securities Portfolio III
Statements of Operations

------------------------------------------------------------------------------------------------------------------------------------

                                                                                               For the Period       For the Period
                                                                                                  04/01/96             07/01/95
                                                                                                   through              through
                                                                                                   09/30/96             03/31/96
Investment Income:
Interest                                                                                       $ 4,737,656              $ 7,051,694
                                                                                               -----------              -----------

Expenses:
   Investment advisory fee                                                                         174,126                  216,699
   Administration fee                                                                               94,877                   78,011
   Custodian fee                                                                                     7,774                     --
   Transfer agent fee                                                                                9,095                     --
   Legal and audit                                                                                  11,004                   18,783
   Printing                                                                                          1,266                     --
   Registration fees                                                                                    11                    1,042
   Trustees fees                                                                                     1,977                    1,878
   Other                                                                                             5,794                    7,953
                                                                                               -----------              -----------
   Total expenses                                                                                  305,924                  324,366

   Less fees voluntarily waived                                                                    (85,659)                  (3,652)
                                                                                               -----------              -----------
   Total expenses                                                                                  220,265                  320,714
                                                                                               -----------              -----------
   Net investment income                                                                         4,517,391                6,730,980
                                                                                               -----------              -----------


Realized and unrealized gain (loss) on investments:

Net realized gain (loss) on:
   Investment transactions                                                                         363,535                1,982,535
   Futures contracts                                                                              (210,591)                (481,631)
                                                                                               -----------              -----------
                                                                                                   152,944                1,500,904
                                                                                               -----------              -----------
Net change in unrealized appreciation (depreciation) on:
   Investment transactions                                                                        (698,827)              (2,814,093)
   Futures contracts                                                                               186,779                  103,678
                                                                                                  (512,048)              (2,710,415)
                                                                                               -----------              -----------
Net loss on investments and futures contracts                                                     (359,104)              (1,209,511)
                                                                                               -----------              -----------


Net increase in net assets resulting from operations                                           $ 4,158,287              $ 5,521,469
                                                                                               ===========              ===========

------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements

Compass Capital Funds
The Multi-Sector Mortgage Securities Portfolio III
Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------

                                                          For the Period    For the Period   For the Period
                                                             04/01/96          07/01/95         10/4/94*
                                                              through           through          through
Increase (decrease) in net assets:                           09/30/96          03/31/96         06/30/95
Operations:
   Net investment income                                  $   4,517,391    $   6,730,980    $   5,719,137
   Net realized gain on investments
     and futures contracts                                      152,944        1,500,904        3,568,972
   Net change in unrealized appreciation
     (depreciation) on investments and
     futures contracts                                         (512,048)      (2,710,415)       3,496,556
                                                          -------------    -------------    -------------
   Net increase in net assets resulting from operations       4,158,287        5,521,469       12,784,665
                                                          -------------    -------------    -------------
Distributions to shareholders from:
   Net investment income                                     (4,517,391)      (6,730,980)      (5,719,137)
   Net realized gain                                               --         (4,324,463)            --
                                                          -------------    -------------    -------------
                                                             (4,517,391)     (11,055,443)      (5,719,137)
                                                          -------------    -------------    -------------

Capital share transactions:
   Proceeds from shares subscribed                                 --               --        100,000,000
   Net asset value of shares issued in reinvestment
   of dividend distributions                                  4,527,992       10,293,458        5,719,137
                                                          -------------    -------------    -------------

   Total increase in net assets                               4,168,888        4,759,484      112,784,665

Net Assets:

   Beginning of period                                      117,569,149      112,809,665           25,000
                                                          -------------    -------------    -------------
   End of period                                          $ 121,738,037    $ 117,569,149    $ 112,809,665
                                                          =============    =============    =============

------------------------------------------------------------------------------------------------------------

* Commencement of operations

Compass Capital Funds
The Multi-Sector Mortgage Securities Portfolio III
Financial Highlights

---------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout the period:                        For the Period      For the Period       For the Period
                                                                          4/1/96              7/1/95             10/4/94 (a)
                                                                          through             through              through
                                                                         09/30/96            03/31/96             06/30/95
                                                                         --------            --------             --------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of period                                     $1,019.41            $1,068.11           $1,000.00
                                                                         ---------            ---------           ---------
   Net investment income (b)                                                 38.33                61.37               55.81
   Net realized and unrealized gain (loss) on investments                    (3.33)               (9.06)              68.11
                                                                         ---------            ---------           ---------
   Net increase from investment operations                                   35.00                52.31              123.92
                                                                         ---------            ---------           ---------
   Distributions from net investment income                                 (38.33)              (61.37)             (55.81)
   Distributions from net realized capital gains                                --               (39.64)                 --
                                                                         ---------            ---------           ---------
       Total dividends and distributions                                    (38.33)             (101.01)             (55.81)
                                                                         ---------            ---------           ---------
Net asset value, end of period                                           $1,016.08            $1,019.41           $1,068.11
                                                                         =========            =========           =========


TOTAL RETURN (c)                                                             3.53%                5.02%              12.78%
Net assets, end of period (in thousands)                                  $121,738             $117,569            $112,810
Ratio of expenses to average net assets (b)(d)                               0.37%                0.37%               0.37%
Ratio of net investment income to average net assets (b)                     7.60%                7.77%               7.54%
Portfolio turnover                                                             24%                 119%                215%


---------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of investment operations.

(b) The Adviser and administrators waived fees amounting to $85,659, $3,652 and $56,269 for the periods ended September 30, 1996, March 31, 1996 and June 30, 1995, respectively without such waivers: (i) net investment income would have been $37.38, $61.37 and $55.28 on a per share basis for the periods ended September 30,1996, March 31, 1996, and June 30,1995, respectively; (ii) the ratio of net operating expenses to average netassets would have been 0.51%, 0.37% and 0.45% for the periods ended September 30, 1996, March 31, 1996 and June 30, 1995 respectively; (iii) the net investment income ratios would have been 7.45%, 7.76%, and 7.46% for the periods ended September 30, 1996, March 31, 1996 and June 30, 1995, respectively.

(c) Total investment return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the payment date.

(d)  Annualized



                        See Notes to Financial Statements

Compass Capital Funds
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1.  Organization and Accounting Policies

     Compass Capital FundsSM (the "Fund") (formerly The PNC(R) Fund) was organized on December 22, 1988 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 29 investment portfolios. These financial statements relate to the Fund's Multi-Sector Mortgage Securities Portfolio III (the "Portfolio"). The Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001.

     As of September 30, 1996, 99.98% of the shares of capital stock of the Portfolio are owned by Ameritech Pension/VEBA Fund.

     The following is a summary of significant accounting policies followed by the Fund.

Securities Valuation: The Fund values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Fund's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

     Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

     In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Futures Transactions: The Portfolio may enter into futures contracts subject to certain limitations. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

      Security Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Fund accretes premium or amortizes discount on securities purchased using the interest method.

Taxes: It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

Dividends to Shareholders: Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, will be distributed at least annually.


Note 2.  Transactions with Affiliates and Related Parties

      Pursuant to an Investment Advisory Agreement, BlackRock Financial Management, Inc. ("BlackRock"), an indirect wholly-owned subsidiary of PNC Bank Corp., serves as investment adviser to the Portfolio. For its advisory services, BlackRock is entitled to receive fees, computed daily and paid monthly, at the annual rate of .25% of the Portfolio's average daily net assets.

      BlackRock may, at its discretion, waive all or any portion of its advisory fee for the Portfolio and may reimburse the Portfolio for certain operating expenses. For the six-month period ended September 30, 1996, advisory fees and waivers for the Portfolio were as follows:

                                               Gross Advisory Fee            Waiver          Net Advisory Fee
                                                -----------------            -------         ----------------
Multi-Sector Mortgage
Securities Portfolio III                            $174,126                 $31,407             $142,719

      PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., Compass Capital Group, Inc. ("CCG"), an indirect wholly-owned subsidiary of PNC Bank Corp., and Compass Distributors, Inc. ("CDI") act as co-administrators for the Fund. The combined administration fee is computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio, at the following annual rates: .23% of the first $500 million, .21% of the next $500 million, .19% of the next $1 billion and .18% of the average daily net assets in excess of $2 billion.

     PFPC, CCG and CDI may, at their discretion, voluntarily waive all or any portion of their administration fees for the Portfolio. For the six-month period ended September 30, 1996, administration fees and waivers for the Portfolio were as follows:

                                                            Gross                                     Net
                                                       Administration                           Administration
                                                             Fee               Waiver                 Fee
                                                       --------------          -------          --------------
Multi-Sector Mortgage
Securities Portfolio III                                   $94,877             $54,252              $40,625

     In addition, PNC Bank, National Association serves as custodian for the Portfolio. PFPC serves as transfer and dividend disbursing agent.

     BlackRock voluntarily agreed to waive fees and reimburse expenses to the extent necessary to cap the Portfolio's expenses (exclusive of advisory fees) at no more than .12% of its average daily net assets for the six-months ended September 30, 1996.

     BlackRock, PFPC, CCG and CDI also agreed for the six-month period ended September 30, 1996 to reimburse the Portfolio for the amount, if any, by which the total operating and management expenses of the Portfolio exceed the most restrictive state blue sky expense limitation in effect from time to time, to the extent required by such limitation. No such reimbursements were necessary for the six-month period ended September 30, 1996.


Note 3. Portfolio Securities

     Purchases and sales of investment securities, other than short-term investments and government securities, for the six months ended September 30, 1996 were $31,976,071 and $25,401,378, respectively. Purchases and sales of government securities for the six months ended September 30, 1996 were $9,611,076 and $5,569,069, respectively. The federal income tax basis of the investments of the Portfolio at September 30, 1996 was $121,628,836 and, accordingly, as of September 30, 1996 net unrealized appreciation for federal income tax purposes aggregated $201,585 of which $1,461,926 related to appreciated securities and $1,260,341 related to depreciated securities.


Note 4.  Capital Shares

Transactions in capital shares were as follows:

                                                       For the Period      For the Period     For the Period
                                                          04/01/96            07/01/95           10/04/94*
                                                           Through             Through            Through
                                                          09/30/96            03/31/96           06/30/95
                                                         -----------         -----------        -----------

Shares subscribed ....................................         --                  --             100,000
Shares issued in connection with the reinvestment
of dividends and distributions .......................      4,481               9,740               5,591
                                                           ------              ------             -------
                                                            4,481               9,740             105,591
Shares redeemed ......................................         --                  --                  --
                                                           ------              ------             -------
Net Increase .........................................      4,481               9,740             105,591
                                                           ======              ======             =======

*Commencement of investment operations

Note 5.  Merger

     On September 28, 1995 and September 29, 1995, respectively, the Board of Directors of The BFM Institutional Trust, Inc. ("BIT") and the Board of Trustees of the Fund approved an asset purchase agreement between BIT and the Fund providing for the acquisition by the Fund of all of the assets and liabilities of the BIT Multi-Sector Mortgage Securities Portfolio III (the "BIT Predecessor Portfolio") in exchange for shares of the Portfolio. At a special meeting of shareholders held on December 20, 1995, the shareholders of the BIT Predecessor Portfolio approved the asset purchase agreement. Pursuant to the asset purchase agreement, on April 25, 1996, all of the assets and liabilities of the BIT Predecessor Portfolio were transferred to the Fund in a tax-free exchange for Institutional shares of the Portfolio. The details of this business combination are set forth below.

     The following table summarizes certain relevant information of the Fund prior to and immediately after the above-referenced combination. The BIT Predecessor Portfolio was the accounting survivor in this business combination, and the Portfolio maintains all of the operating history of the BIT Predecessor Portfolio.

                   BFM Institutional Trust, Inc.                                       The Compass Capital Funds
--------------------------------------------------------------    ------------------------------------------------------------------
                                                                                                            Combined
                                                                    Unrealized                               Shares       Net Assets
                                      Net Asset   Appreciation         New                  Issued in         After           NAV
                        Shares at      Value at  (Depreciation)     Portfolio               Business        Business          per
Fund Name                4/25/96       4/25/96     at 4/25/96          Name                Combination     Combination       Share
----------              --------       -------    ------------    -------------            -----------     -----------     --------
BFM Multi-Sector                                                  Compass Capital
Mortgage Portfolio III   116,079    $117,356,191   ($623,301)     Multi-Sector Mortgage
                                                                  Portfolio III              116,079      $117,356,191      $1,011

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees of the Compass Capital Funds:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments of The Multi-Sector Mortgage Securities Portfolio III of the Compass Capital Funds, as of September 30, 1996, and the related statement of operations for the period from April 1, 1996 to September 30, 1996, the statements of changes in net assets for the period from April 1, 1996 to September 30, 1996, and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of operations, changes in net assets and the financial highlights for the periods ended June 30, 1995 and March 31, 1996, of The Multi-Sector Mortgage Securities Portfolio III of the Compass Capital Fund (formerly the BFM Institutional Trust Inc.) were audited by other auditors, whose report dated May 22, 1996 expressed an unqualified opinion thereon.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Multi-Sector Mortgage Securities Portfolio III of the Compass Capital Fund, as of September 30, 1996 and the results of their operations, the changes in their net assets and financial highlights for the period April 1, 1996 to September 30, 1996, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
November 22, 1996

                 Compass BOARD

                 Investment Adviser
                 BlackRock Financial Management, Inc.
                 New York, NY 10154

                 Custodian
                 PNC Bank, National Association
                 Philadelphia, PA 19101

                 Co-Administrator and Transfer Agent
                 PFPC Inc.
                 Wilmington, DE 19809

                 Co-Administrator and Distributor
                 Compass Distributors, Inc.
                 Radnor, PA 19087

                 Co-Administrator
                 Compass Capital Group, Inc.
                 New York, NY 10154

                 Counsel
                 Drinker, Biddle & Reath
                 Philadelphia, PA 19107

                 Independent Accountants
                 Coopers & Lybrand, L.L.P.
                 Philadelphia, PA 19103



                 This report is for shareholder  information.
                 This is not a prospectus intended for use in the purchase or sale of Fund shares.

                 Compass Capital Funds
                 400 Bellevue Parkway
                 Wilmington, DE 19809


--------------------------------------------------------------------------------
SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------